UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT

TO

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SUREWEST COMMUNICATIONS

(Exact name of registrant as specified in its charter)

California	68-0365195
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

8150 Industrial Avenue
Roseville, California 95678
(916) 772-2000

(Address, including zip code, and telephone number,
including area code, of Registrants’ principal executive offices)

SUREWEST COMMUNICATIONS 2000 EQUITY INCENTIVE PLAN

SUREWEST KSOP

(Full title of the plan)

Steven L. Childers
Senior Vice President and Chief Financial Officer
121 South 17th Street
Mattoon, Illinois 61938-3987
(217) 235-3311
(Name, address, including zip code, and telephone number, including area code, of agent for service)

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment relates to the following Form S-8 Registration Statements pertaining to SureWest Communications’ common stock (the “Registration Statements”).

1.Registration Statement on Form S-8, Registration No. #333-123379

2.Registration Statement on Form S-8, Registration No. #333-42870

3.Registration Statement on Form S-8, Registration No. #333-87222

The undersigned registrant hereby removes and withdraws from registration all securities registered pursuant to the Registration Statements listed above that remain unissued.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf, by the undersigned, thereunto duly authorized.

SUREWEST COMMUNICATIONS

By:	/s/ Steven L. Childers
	Name:	Steven L. Childers
	Title:	Senior Vice President and Chief Financial Officer
Date: July 2, 2012

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